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                                                                   EXHIBIT 10.16


                                                                   [FINOVA LOGO]
                                                            FINANCIAL INNOVATORS

                                                      FINOVA Capital Corporation
                                                              10 Waterside Drive
                                              Farmington, Connecticut 06032-3065
                                                                  (860) 676-1818



MASTER LEASE No. S7280, dated June 2, 1999

FINOVA Capital Corporation ("we", "us" or "FINOVA") agrees to lease to Avanex Corporation ("you" or "Lessee") and you agree to lease from us, the Equipment described in any schedule to this Lease (a "Schedule"). The Equipment also includes any replacement parts, repairs, additions and accessories that you may add to the Equipment. We may treat any Schedule as a separate lease containing all of the provisions of this Lease.

      1.    PURCHASING AND INSTALLING THE EQUIPMENT

      We will purchase the Equipment from the Supplier you chose. The Supplier will deliver the Equipment to you at your expense. You will properly install the Equipment at your expense at the location(s) indicated in the Schedule.

      2.    TERM

      -     The Term of each Schedule begins when any of the Equipment on that
            Schedule is delivered to you, or a later date that we agree to in writing.

      - The Term continues until you fully perform in all material respects all of your obligations under this Lease and the Schedule.

      - If the Equipment is not delivered, installed and accepted by you by the date indicated in the Schedule, we may terminate this Lease and the Schedule as to the Equipment that was not delivered, installed and accepted by giving you 10 days written notice of termination.

      - Before we make any progress payment or final payment for the Equipment on any Schedule, we require the following:

      - That no payment is past due to us under any lease, loan or other financial arrangement that you or any guarantor have with us.

      - That you are complying in all material respects with all the terms of this Lease.

      - That we have received all the documents we requested, including the signed Schedule and Delivery and Acceptance Certificate.

      - That there has been no material adverse change in your financial condition, business, operations or prospects, or that of any guarantor, from the condition that you disclosed to us in your application for credit.

      3.    RENT

      - The rent is indicated on the Schedule. The rent is payable periodically in advance from time to time (for example, monthly). You agree that you owe us the total of all of these rent payments over the Term of the Schedule.

      - The first rent payment is due at the beginning of the Term or at a later date that we agree to in writing. Subsequent rent payments are due on the same day of each successive period until you pay us in full all of the rent and any other charges or expenses you owe us.

      - If the first rent payment is due later than the beginning of the Term, you will also pay us interim rent on the first rent payment date. The interim rent will be for the period from the beginning of the Term until the date that the first rent payment is due. Interim rent will be calculated at the same rate as the regular rent payment, but on a daily basis for the number of days for which interim rent is due.

      - YOUR OBLIGATION TO PAY US ALL RENT IS ABSOLUTE AND UNCONDITIONAL. YOU ARE NOT EXCUSED FROM PAYING THE RENT, IN


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            FULL, FOR ANY REASON. YOU AGREE THAT YOU HAVE NO DEFENSE FOR FAILURE
            TO PAY THE RENT AND YOU WILL NOT MAKE ANY COUNTERCLAIMS OR SETOFFS
            TO AVOID PAYING THE RENT.

      4. NON-CANCELABLE LEASE. YOU AGREE THAT YOU MAY NOT CANCEL OR TERMINATE THIS LEASE OR ANY SCHEDULE.

      5.    PROTECTION OF OUR INTEREST IN THE EQUIPMENT; FEES.

      - The Equipment is our property. It will remain our property. You will not own the Equipment unless the Schedule gives you an option to purchase the Equipment and you have exercised that option and paid us in full for the Equipment and any other amounts you may owe us. If we request, you will put labels supplied by us stating "PROPERTY OF FINOVA" on the Equipment where they are clearly visible.

      - You give us permission to add to this Lease or any Schedule the serial numbers and other information about the Equipment.

      - While this Lease is intended to be a lease (and not a loan), you grant us a security interest in the Equipment to protect our interest in the Equipment if this Lease is later determined to be a security agreement. You give us permission to file this Lease or a Uniform Commercial Code financing statement, at your expense, in order to perfect this security interest. You also give us permission to sign your name on the Uniform Commercial Code financing statements where this is permitted by law.

      - You will pay our cost to do searches for other filings or judgments against you or your affiliates. You will also pay any filing, recording or stamp fees or taxes resulting from filing this Lease or a Uniform Commercial Code financing statement. You will also pay our fees in effect from time to time for documentation, administration and Termination of this Lease.

      - At your expense, you will defend our ownership rights in the Equipment against, and keep the Equipment free of, any legal process, liens, security interests, attachments, levies and executions. You will give us immediate written notice of any legal process, liens, attachments, levies or executions, and you will indemnify us against any loss that results to us from these causes.

      - You will notify us at least 15 days before you change the address of your principal executive office.

      - You will promptly sign and return additional documents that we may request in order to protect our interest in the Equipment.

      - The Equipment is personal property and will remain personal property. You will not incorporate it into real estate and will not do anything that will cause the Equipment to become part of real estate or a fixture.

      6.    CARE, USE, LOCATION AND ALTERATION OF THE EQUIPMENT

      - You will make sure that the Equipment is maintained in good operating condition, and that it is serviced, repaired and overhauled when this is necessary to keep the Equipment in good operating condition. All maintenance must be done according to the Supplier's or Manufacturer's requirements or recommendations. All maintenance must also comply with any legal or regulatory requirements.

      - You will maintain service logs for the Equipment, if applicable, and permit us to inspect the Equipment, the service logs and service reports. You give us permission to make copies of the service logs and service reports.

      - We will give you prior notice if we, or our agent, want to inspect the Equipment or the service logs or service reports. We may inspect it during regular business hours. If we find during an inspection that you are not complying with this Lease, you will pay our travel, meals and lodging costs, our salary costs, and the costs and fees of our agents for reinspection. You will promptly cure any problems with the Equipment that are discovered during our inspection.

      - You will use the Equipment only for business purposes. You will obey all legal and regulatory requirements in your use of the Equipment.



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      -     You will make all additions, modifications and improvements to the
            Equipment that are required by law or government regulation. Otherwise, you will not alter the Equipment without our written permission. You will replace all worn, lost, stolen or destroyed parts of the Equipment with replacement parts that are as good or better than the original parts. The new parts will become our property upon replacement.

      - You will not remove the Equipment from the location indicated in the Schedule without our written permission.

      7.    RETURN OF EQUIPMENT. Unless otherwise stated in the Schedule:

      - You must give us written notice at least 60 days before the end of the Term if you want to purchase the equipment from us (assuming the Schedule provides you with an option to purchase the Equipment).

      - You must give us written notice at least 60 days before the end of the Term if you want to return the Equipment to us.

      - If you do not give us written notice at least 60 days before the end of the Term either that you want to purchase or that you want to return the Equipment, you will continue to rent the Equipment and this Lease and the Schedule will be automatically extended until 120 days after we receive your notice. The rent will be the fair market rental value of the Equipment, as determined by us. Unless we notify you otherwise, the fair market rental value will not exceed the rent then being charged under this Lease and the Schedule.

      - If you do give us 60 days written notice that you want to purchase the Equipment but you do not pay us the purchase price, you will continue to rent the Equipment. The rent will be the fair market rental value of the Equipment, as determined by us. You will continue to pay us this rent until you have paid the purchase price for the Equipment. The rent payments will not be credited to the purchase price.

      - If you do give us 60 days written notice that you want to return the Equipment to us, but you do not return the Equipment in compliance with the return conditions contained in the next paragraph, you will continue to rent the Equipment. The rent will be the fair market rental value of the Equipment, as determined by us. You will continue to pay us this rent until you have returned the Equipment to us in compliance with these return conditions.

      - Return conditions: - You will return the Equipment, freight and insurance prepaid by you, to us at a location we request in the United States of America. It will be returned in good operating condition, as required by section 6 above. The Equipment will not be subject to any liens when it is returned.

            - You will pack or crate the Equipment for shipping in the original containers, or comparable ones. You will do this carefully and follow all recommendations of the Supplier and the Manufacturer as to packing or crating.

            - You will also return to us the plans, specifications, operating manuals, software documentation, discs, warranties and other documents furnished by the Manufacturer or Supplier. You will also return to us all service logs and service reports, as well as all written materials that you may have concerning the maintenance and operation of the Equipment.

            - At our request, you will provide us with up to 60 days free storage of the Equipment at your location, and upon prior notice and during normal business hours (except in a case of an Event of Default in which case no notice is due) you will let us (or our agent) have access to the Equipment in order to inspect it and sell it.

            - You will pay us what it costs us to repair the Equipment if you do not return it in the required condition.



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      8.    RISK OF LOSS

      - You have the complete risk of loss or damage to the Equipment. Loss or damage to the Equipment will not relieve you of your obligation to pay rent.

      - If any Equipment is lost or damaged, you have two choices (although if you are in default under this Lease, we and not you will have the two options). The choices are:

      (1) Repair or replace the damaged or lost Equipment so that, once again, we own Equipment in good operating condition and have clear title to it.

      (2) Pay us the present value (as of the date of payment) of the remaining rent payments and our residual interest in the Equipment. We will calculate the present value using a discount rate of five (5%) percent per year. Once you have paid us this amount and any other amount that you may owe us, you (or your insurer) may keep the Equipment for salvage purposes, on an "AS IS, WHERE IS" basis.

      9.    INSURANCE

      - Until you have properly returned the Equipment to us, you will keep it insured. The amount of the insurance, the coverage, and the insurance company must be acceptable to us.

      - If you do not provide us with written evidence of insurance that is acceptable to us, we may buy the insurance ourselves, at your expense. You will promptly pay us the cost of this insurance. We have no obligation to purchase any insurance. Any insurance that we purchase will be our insurance, and not yours, and may insure the Equipment beyond the end of the Term.

      - Insurance proceeds may be used to repair or replace damaged or lost Equipment or to pay us the present value of the rent and our residual interest in the Equipment. (See section 8, "Risk of Loss", above.)

      - You appoint us as your "attorney-in-fact" to make claims under the insurance policies, to receive payments under the insurance policies, and to endorse your name on all documents, checks or drafts relating to insurance claims for Equipment.

      10.   TAXES

      - You will pay all sales, use, excise, stamp, documentary and ad valorem taxes, license and registration fees, assessments, fines, penalties and similar charges imposed on the ownership, possession, use or lease of the Equipment.

      - You will pay all taxes (other than our federal or state net income taxes) imposed on you or on us or the rent payments.

      -     You will reimburse us for any of these taxes that we pay or advance.

      - Unless we notify you otherwise, we will file and pay for any personal property taxes on the Equipment. You will reimburse us for the full amount of these taxes, without regard to early payment discount. We may estimate the amount of these taxes in advance and bill you periodically in advance for these taxes.

      11.   INDEMNITY

      - You will indemnify us, defend us and hold us harmless. This applies to any and all claims, expenses and attorney's fees concerning or arising from the Equipment, this Lease, or any Schedule. It includes any claims concerning the manufacture, selection, delivery, possession, use, operation or return of the Equipment, excluding claims arising out of our gross negligence or willful misconduct.

      - This obligation of yours to indemnify us continues even after the Term is over.

      12.   DEFAULT

      You are in default if any of the following happens:

      - You do not pay us, within five (5) days of when it is due, any rent payment or other payment that you owe us under this Lease, any Schedule, or any other lease, loan or other financial arrangement that you have with us.

      - Any of the financial information that you give us is not true and complete, or you fail to tell us



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            anything that would make the financial information misleading in any material respect.

      - You do something you are not permitted to do, or you fail to do anything that is required of you, under this Lease, any Schedule or any other lease, loan or other financial arrangement that you have with us, which continues uncured for thirty (30) days after written notice by us to you.

      - An event of default occurs for any other lease, loan or obligation of yours (or any guarantor) that exceeds $50,000.

      - You or any guarantor file bankruptcy, or involuntary bankruptcy is filed against you or any guarantor and is not dismissed within 60 days.

      - You or any guarantor are subject to any other insolvency proceeding other than bankruptcy (for example, a receivership action or an assignment for benefit of creditors) and such proceeding that is involuntary is not dismissed within 60 days.

      - Without our permission, which shall not be unreasonably withheld or delayed you sell all or a substantial part of its assets, merge or consolidate, or a majority of your voting stock or interests (or any guarantor's voting stock or interests) is transferred.

      - There is a material adverse change in your financial condition, business, operations or prospects, or that of any guarantor, from the condition that you disclosed to us in your application for credit.

      13.   REMEDIES, DEFAULT INTEREST, LATE FEES

      If you are in default we may exercise one or more of our "remedies." Each of our remedies is independent. We may exercise any of our remedies, all of our remedies or none of our remedies. We may exercise them in any order we choose. Our exercise of any remedy will not prevent us from exercising any other remedy or be an "election of remedies." If we do not exercise a remedy, or if we delay in exercising a remedy, this does not mean that we are forgiving your default or that we are giving up our right to exercise the remedy. Our remedies allow us to do one or more of the following:

      - Require you to immediately pay us all rent for the entire Term for any or all Schedules.

      - Require you to immediately pay us all amounts that you are required to pay us for the entire Term of any other leases, loans or other financial arrangements that you have with us.

      - Sue you for all rent and other amounts you owe us plus the greater of (1) the actual residual value of the Equipment or (2) the residual value we assumed when we leased it to you. Future rent and residual value will be discounted to present value using a discount rate of five (5%) percent per year.

      - Require you at your expense to assemble the Equipment at a location we request in the United States of America.

      - Remove and repossess the Equipment from where it is located, without demand or notice, or make the Equipment inoperable. We have your permission to remove any physical obstructions to removal of the Equipment. We may also disconnect and separate all Equipment from other property. No court order, court hearing or "legal process" will be required for us to repossess the Equipment. You will not be entitled to any damages resulting from removal or repossession of the Equipment. We may use, ship, store, repair or lease any Equipment that we repossess. We may sell any repossessed Equipment at private or public sale. You give us permission to show the Equipment to buyers at your location free of charge during normal business hours. If we do this, we do not have to remove the Equipment from your location. If we repossess the Equipment and sell it, we will give you credit for the net sale price, after subtracting our costs of repossessing and selling the Equipment. If we rent the Equipment to somebody else, we will give you credit for the net rent received, after subtracting our costs of repossessing and renting the Equipment, but the credit will be discounted to present value using the discount rate that we used in calculating your rental payment under the Schedule for the Equipment. The credit will be applied against what you owe us under this Lease, the Schedules and any other leases, loans or other financial arrangements that you have with us. If the credit exceeds the amount you owe under this Lease,



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            the Schedules and any other leases, loans or other financial arrangements that you have with us, we will refund the amount of the excess to you.

      -     You will also pay us the following:

      - All our expenses of enforcing our remedies. This includes all our expenses to repossess, store, ship, repair and sell the Equipment.

      -     Our reasonable attorney's fees and expenses.

      - Default interest on everything you owe us from the date of your default to the date on which we are paid in full. The "default interest rate" will be one and one-half (1.5%) percent per month. If this interest rate exceeds the highest legal interest rate, you will only be required to pay us default interest at the highest legal interest rate.

      You realize that the damages we could suffer as a result of your default are very uncertain. You also realize that the value of an unexpired lease Term is difficult or impossible to calculate. This is why we have agreed with you in advance on the discount rates and default interest rate to be used in calculating the payments you will owe us if you default. You agree that, for these reasons, the payments you will owe us if you default are "agreed" or "liquidated" damages. You understand that these payments are not "penalties" or "forfeitures."

      You will pay us a late fee whenever you pay any amount that you owe us more than ten (10) days after it is due. You will pay the late fee within one month after the late payment was originally due. The late fee will be five (5%) percent of the late payment. If this exceeds the highest legal amount we can charge you; you will only be required to pay the highest legal amount. The late fee is intended to reimburse us for our collection costs that are caused by late payment. It is charged in addition to all other amounts you are required to pay us, including default interest.

      14.   PERFORMING YOUR OBLIGATIONS IF YOU DO NOT

      If you do not perform one or more of your obligations under this Lease or a Schedule, we may perform it for you. We will notify you in writing at least ten (10) days before we do this. We do not have to perform any of your obligations for you. If we do choose to perform them, you will pay us all of our expenses to perform the obligations. You will also reimburse us for any money that we advance to perform your obligations, together with interest at the default interest rate on that amount. This will be additional "rent" that you will owe us and you will pay it at the same time that your next rent payment is due.

      15.   ASSIGNMENT

      WE MAY ASSIGN THIS LEASE OR ANY SCHEDULE OR ANY RENT PAYMENTS WITHOUT YOUR PERMISSION.

      WE MAY GRANT A SECURITY INTEREST IN THE EQUIPMENT WITHOUT YOUR PERMISSION.

      THE PERSON TO WHOM WE ASSIGN IS CALLED THE "ASSIGNEE." THE ASSIGNEE WILL NOT HAVE ANY OF OUR OBLIGATIONS UNDER THIS LEASE. YOU WILL NOT BE ABLE TO RAISE ANY DEFENSE, COUNTERCLAIM OR OFFSET AGAINST THE ASSIGNEE.

      AFTER ASSIGNMENT YOU MAY "QUIETLY ENJOY" THE USE OF THE EQUIPMENT SO LONG AS YOU ARE NOT IN DEFAULT.

      UNLESS YOU RECEIVE OUR WRITTEN PERMISSION, YOU MAY NOT ASSIGN OR TRANSFER YOUR RIGHTS UNDER THIS LEASE OR ANY SCHEDULE. YOU ALSO ARE NOT ALLOWED TO SUBLET THE EQUIPMENT OR LET ANYBODY ELSE USE IT UNLESS WE GIVE YOU OUR WRITTEN PERMISSION.

      16.   UNIFORM COMMERCIAL CODE DISCLAIMERS OF WARRANTIES AND WAIVERS

      WE DID NOT MANUFACTURE OR SUPPLY THE EQUIPMENT. WE ARE NOT A DEALER IN THE EQUIPMENT. INSTEAD, YOU CHOSE THE EQUIPMENT.

      WE DO NOT MAKE ANY WARRANTY AS TO THE EQUIPMENT. WE DO NOT MAKE ANY WARRANTY AS TO "MERCHANTABILITY" OR "SUITABILITY" OR "FITNESS FOR A PARTICULAR PURPOSE" OR



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      "NONINFRINGEMENT" OF ANY PATENT, COPYRIGHT OR OTHER INTELLECTUAL PROPERTY
      RIGHT.

      WE WILL NOT BE RESPONSIBLE FOR ANY LOSS, DAMAGE, OR INJURY TO YOU OR ANYBODY ELSE AS A RESULT OF ANY DEFECTS, HIDDEN OR OTHERWISE, IN THE EQUIPMENT UNDER "STRICT LIABILITY" LAWS OR ANY OTHER LAWS.

      WE WILL NOT BE RESPONSIBLE FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, LOSS OF PROFITS OR GOODWILL.

      WE MAKE NO WARRANTY AS TO THE TREATMENT OF THIS LEASE FOR TAX OR ACCOUNTING PURPOSES.

      If the Equipment is unsatisfactory, you will continue to pay us all rent and other amounts you are required to pay us. You must seek repair or replacement of the Equipment solely from the Manufacturer or Supplier and not from us. You may use our rights under any Manufacturer or Supplier warranties on the Equipment to get it repaired or replaced. Neither the Manufacturer nor the Supplier is our "agent," so they cannot speak for us and they are not allowed to make any changes in this Lease or any Schedule, or give up any of our rights.

      17. UNIFORM COMMERCIAL CODE ARTICLE 2A PROVISIONS.

      This Lease is a "Finance Lease" under Article 2A of the Uniform Commercial Code. You agree that (a) we have advised you of the identity of the Supplier, (b) you may have rights under the "supply contract" under which we are purchasing the Equipment from the Supplier and (c) you may contact the Supplier for a description of these rights.

      YOU WAIVE ANY AND ALL OF YOUR RIGHTS AND REMEDIES UNDER ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE, INCLUDING SECTIONS 2A-508 THROUGH 2A-522 OF THE UNIFORM COMMERCIAL CODE.

      18. ACCEPTANCE BY FINOVA, GOVERNING LAW, JURISDICTION, VENUE, SERVICE OF PROCESS, WAIVER OF JURY TRIAL.

      THIS LEASE WILL ONLY BE BINDING WHEN WE HAVE ACCEPTED IT IN WRITING.

      THIS LEASE IS GOVERNED BY THE LAWS OF THE STATE OF ARIZONA, THE STATE IN WHICH OUR OFFICE IS LOCATED IN WHICH FINAL APPROVAL OF THE TERMS AND CONDITIONS OF THIS LEASE OCCURRED AND FROM WHICH PAYMENT FOR THE EQUIPMENT WILL BE ORDERED HOWEVER, IF THIS LEASE IS UNENFORCEABLE UNDER ARIZONA LAW, IT WILL INSTEAD BE GOVERNED BY THE LAWS OF THE STATE IN WHICH THE EQUIPMENT IS LOCATED.

      YOU MAY ONLY SUE US IN A FEDERAL OR STATE COURT THAT IS LOCATED IN MARICOPA COUNTY, ARIZONA. THIS APPLIES TO ALL LAWSUITS UNDER ALL LEGAL THEORIES, INCLUDING CONTRACT, TORT AND STRICT LIABILITY. YOU CONSENT TO THE PERSONAL JURISDICTION OF THESE ARIZONA COURTS. YOU WILL NOT CLAIM THAT MARICOPA COUNTY, ARIZONA, IS AN "INCONVENIENT FORUM" OR THAT IT IS NOT A PROPER "VENUE."

      WE MAY SUE YOU IN ANY COURT THAT HAS JURISDICTION. WE MAY SERVE YOU WITH PROCESS IN A LAWSUIT BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO YOUR ADDRESS INDICATED AFTER YOUR SIGNATURE BELOW.

      YOU AND WE EACH WAIVE ANY RIGHT YOU OR WE MAY HAVE TO A JURY TRIAL IN ANY LAWSUIT BETWEEN YOU AND US.

      19.   INFORMATION SUPPLIED BY YOU AND ANY GUARANTOR

      - All financial information and other information that you or any guarantor have given us is true and complete. You or any guarantor have not failed to tell us anything that would make the financial information misleading. There has been no material adverse change in your financial condition, business, operations or prospects, or the financial condition of any guarantor, from the financial condition that you disclosed to us in your application for credit.



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      -     You have supplied us with information about the Equipment. You promise to us that the amount we are paying for the Equipment is no more than the fair and usual price for this kind of Equipment, taking into account any discounts, rebates and allowances that you or any affiliate of yours may have been given for the Equipment.

      - During the Term you will promptly give copies of any filings you make with the Securities and Exchange Commission (SEC). You and any guarantor will also provide us with the following financial statements:

      - Quarterly balance sheet and statements of earnings and cash flow - within 45 days after the end of your first three fiscal quarters in each fiscal year. These will be certified by your chief financial officer and accompanied by a certificate of your chief financial officer stating that no default exists, or, if he or she cannot certify this because a default does exist, he or she must specify in reasonable detail the nature of the default.

      - Annual balance sheet and statements of earnings and cash flow - within 120 days after the end of each fiscal year. These will be audited by independent auditors acceptable to us and will be accompanied by a certificate executed by your Chief Financial Officer stating that you have complied with all covenants contained in the Lease and that there are no events of default thereunder ("the Compliance Certificate"). Their audit report must be unqualified or otherwise acceptable to FINOVA.

      These financial statements will be prepared according to generally accepted accounting principles, consistently applied.

      All financial statements and SEC filings that you or any guarantor provide us will be true and complete. They will not fail to tell us anything that would make them misleading.

      20.   NOTICES

      We may give you written notice in person, by mail, by overnight delivery service, or by fax. Notice will be sent to your address below your signature. Mail notice will be effective three (3) days after we mail it with prepaid postage to the right address. Overnight delivery notice requires a receipt and tracking number. Fax notice requires a receipt from the sending machine showing that it has been sent to your fax number and received.

      You may give us notice the same way that we may give you notice.

      21.   GENERAL

      This Lease benefits our successors and assigns. This Lease benefits only those successors and assigns of yours that we have approved in writing.

      This Lease binds your successors and assigns. This Lease binds only those successors and assigns of ours that clearly assume our obligations in writing.

      TIME IS OF THE ESSENCE OF THIS LEASE.

      This Lease and all of the Schedules is the entire agreement between you and us concerning the Equipment.

      Only an employee of FINOVA who is authorized by corporate resolution or policy may modify or amend this Lease or any Schedule on our behalf, and this must be in writing. Only he or she may give up any of our rights, and this must be in writing. If more than one person is the Lessee under this Lease, then each of you is jointly and severally liable for your obligations under this Lease.

      This Lease is only for your benefit and for our benefit, as well as our successors and assigns. It is not intended to benefit any other person.

      If any provision in this Lease is unenforceable, then that provision must be deleted. Only unenforceable provisions are to be deleted. The rest of the lease will remain as written.

      22.   YEAR 2000

      You represent, warrant and agree to take all action necessary including but not limited to due inquiry and due diligence to assure that there will be no material adverse change to your business by reason of the advent of the year 2000, including without limitation that all computer based systems, embedded microchips and other processing capabilities effectively recognize and process all dates before and after December 31, 1999 ("Y2K Compliant"). At



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
      our request, you will provide to us assurance reasonably acceptable to us that your computer-based systems, embedded microchips and other processing capabilities are Y2K Compliant.

      23.   REPRESENTATIONS AND WARRANTIES

      You represent and warrant to us as follows:

      - You have complied with all "environmental laws" and will continue to comply with all "environmental laws." No "hazardous substances" are used, generated, treated, stored or disposed of by you or at your properties except in compliance with all environmental laws. "Environmental laws" mean all federal, state or local environmental laws and regulations, including the following laws: CERCLA, RCRA, Hazardous Materials Transport Act and The Federal Water Pollution Control Act. "Hazardous substances" means all hazardous or toxic wastes, materials or substances, as defined in the environmental laws, as well as oil, flammable substances, asbestos that is or could become friable, urea formaldehyde insulation, polychlorinated biphenyls and radon gas.

      24.   PUBLICITY

      We may make press releases and publish a tombstone announcing this transaction and its total amount. You may not publicize this transaction in any way without our prior written consent.

LESSOR:                                         LESSEE:
FINOVA CAPITAL CORPORATION                      AVANEX CORPORATION
10 Waterside Drive                              42501 Albrae Street
Farmington, Connecticut 06032-3065              Fremont, CA 94538

BY                                              BY: /s/ JESSY CHAO
   ------------------------------                   ----------------------------

PRINTED NAME:                                   PRINTED NAME: JESSY CHAO
              --------------------                            ------------------
TITLE                                           TITLE: DIRECTOR OF FINANCE
      ----------------------------                     -------------------------

FAX NUMBER: (860) 676-1814                      Taxpayer ID# 94-3285348
                                                             -------------------
DATE ACCEPTED:                                  FAX NUMBER: 510-360-0689
               -------------------                          --------------------

                                                DATED: 7-13-99
                                                       -------------------------

STATE OF
         ------------
COUNTY OF
          -----------

      I acknowledge that ________________, who stated that he/she is _________________ of the Lessee named above, signed this Master Lease Agreement in my presence today: ________________. He/she acknowledged to me that his/her signature on this Master Lease Agreement was authorized by a valid resolution or other valid authorization from Lessee's board of directors or other governing body.

                                                See attachment
                                                --------------------------------
                                                Notary Public

      [SEAL]

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT                                    No 5907

State of CALIFORNIA

County of ALAMEDA

On 7-13-99 before me, SHEFALI B. SHETH, NOTARY PUBLIC
   -------            ----------------------------------------------------------
    DATE                NAME, TITLE OF OFFICER - E G. "JANE DOE, NOTARY PUBLIC"

personally appeared Jessy Chao
                    ------------------------------------------------------------
                                        NAME(S) OF SIGNER(S)

[ ] personally known to me - OR - [x] proved to me on the basis of satisfactory evidence to be the person whose name is
                                      subscribed to the within instrument and
                                      acknowledged to me that he executed the
                                      same in his authorized capacity, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

                                      WITNESS my hand and official seal.

      [STAMP OMITTED]

                                            /s/ Shefali B. Sheth
                                      ------------------------------------------
                                                SIGNATURE OF NOTARY

                                    OPTIONAL

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

      CAPACITY CLAIMED BY SIGNER               DESCRIPTION OF ATTACHED DOCUMENT

[ ] INDIVIDUAL
[ ] CORPORATE OFFICER
                                           -------------------------------------
    ----------------------------------            TITLE OR TYPE OF DOCUMENT
            TITLE(S)

[ ] PARTNER(S)          [ ] LIMITED
                        [ ] GENERAL        -------------------------------------
[ ] ATTORNEY-IN-FACT                                  NUMBER OF PAGES
[ ] TRUSTEE(S)
[ ] GUARDIAN/CONSERVATOR
[ ] OTHER:
          ---------------------------      -------------------------------------
                                                      DATE OF DOCUMENT
          ---------------------------

          ---------------------------

SIGNER IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)
                                            ------------------------------------
--------------------------------------         SIGNER(S) OTHER THAN NAMED ABOVE

-------------------------------------


(c) 1993 NATIONAL NOTARY ASSOCIATION - 8236 Remmet Ave. P O Box 7184 - Canoga Park, CA 91309-7184

                             SECRETARY'S CERTIFICATE

      I am the properly elected Secretary of Avanex Corporation, which is a California corporation (the "Corporation"). I certify to FINOVA CAPITAL CORPORATION that:

            1. A true and correct copy of the Certificate of Incorporation of the Corporation is attached as Exhibit A to this Certificate. The Certificate of Incorporation has not been amended, modified or supplemented. It is still in effect as written.

            2. A true and correct copy of the By-laws of the Corporation is attached as Exhibit B to this Certificate. The By-laws have not been amended, modified or supplemented. These are still in effect as written.

            3. The following officers of the Corporation have been properly elected. They are still officers. Their true signatures appear below:

      OFFICE                 NAME                       SIGNATURE
      ------                 ----                       ---------
President              ------------------         -----------------------

Vice President         ------------------         -----------------------

Secretary              JUDITH O'BRIEN             /s/ JUDITH O'BRIEN
                       -----------------          -----------------------
Treasurer              JESSY CHAO                 /s/ JESSY CHAO
                       -----------------          -----------------------

            4. The Corporation is qualified to do business everywhere this is required. It is in good standing in each of these jurisdictions.

            5. Resolutions properly adopted by the Board of Directors of the Corporation appear below. These resolutions have not been revoked, amended, modified or supplemented. They are still in effect as written.

                  "WHEREAS, the Board of Directors of the Corporation believes it is in the best interests of the Corporation to enter into a Master Lease Agreement with FINOVA Capital Corporation ("FINOVA");

                  NOW, THEREFORE, be it:

                  RESOLVED, that the Corporation is authorized to lease Equipment from FINOVA, pursuant to the terms of a Master Lease Agreement and all of its Exhibits, a copy of which has been delivered to each of the directors (the "Lease") to be signed and delivered by the Corporation, and be it further

                  RESOLVED, that the form of the Lease and all of its Exhibits are approved; and be it further

                  RESOLVED, that the President or any Vice President of the Corporation, acting alone or together with a Secretary or any Assistant Secretary of the Corporation, are authorized and directed to sign and deliver and perform the Lease in the name and on behalf of the Corporation. Any of these officers are also authorized to sign and deliver the Exhibits and all other documents required by FINOVA. Any of these officers are also authorized to make any changes or add additional terms as may appear in the final Lease and Exhibits signed by any of these officers; and be it further

                  RESOLVED, that each officer of the Corporation is authorized and directed to sign and deliver all other documents and to take all further lawful actions to implement the previous resolutions".

                                       /s/ JUDITH O'BRIEN
                                       -----------------------------------------
                                       Secretary

                                       Name: JUDITH O'BRIEN
                                             -----------------------------------
                                       Date: 3-13-99
                                             -----------------------------------